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                                                                       Exhibit A
                                                                       ---------

                                  $130,000,000

                      COLONIAL REALTY LIMITED PARTNERSHIP
                        (a Delaware Limited Partnership)

                   $65,000,000   7.50% Senior Notes Due 2001
                    $65,000,000  8.05% Senior Notes Due 2006

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                   July 17, 1996



LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
DEAN WITTER REYNOLDS INC.
c/o LEHMAN BROTHERS INC.
3 World Financial Center
New York, New York  10285

Dear Ladies and Gentlemen:

     Colonial Realty Limited Partnership, a limited partnership organized under the laws of the State of Delaware (the "Company"), proposes to sell $65,000,000 aggregate principal amount of its 7.50% Senior Notes due 2001 (the "2001 Notes") and $65,000,000 aggregate principal amount of its 8.05% Senior Notes due 2006 (the "2006 Notes" and, together with the 2001 Notes, the "Notes"), as further described in Schedule I hereto, to the underwriters named in Schedule II hereto
(the "Underwriters").   This is to confirm the agreement concerning the purchase
of the Notes from the Company by the Underwriters.

     1. Representations, Warranties and Agreements of the Company and CPHC. The Company and a wholly owned subsidiary of Colonial Properties Trust, an Alabama real estate investment trust ("Colonial"), Colonial Properties Holding Company, Inc., an Alabama corporation and the general partner of the Company ("CPHC"), jointly and severally, represent, warrant and agree as follows:

          (a) A shelf registration statement on Form S-3 (File No. 333-04301) and amendments thereto to the date hereof with respect to up to $250,000,000 of one or more series of debt securities ("Debt Securities") of the Company has (i) been prepared by the Company and CPHC in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii)
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     become effective under the Securities Act; and the indenture, to be dated as of July 22, 1996 (the "Indenture"), between the Company and Bankers Trust Company, as trustee (the "Trustee"), pursuant to which the Notes shall be issued, has been qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act"). Copies of such registration statement have been delivered by the Company and CPHC to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Base Prospectus" means the prospectus included in such registration statement, as amended on June 21, 1996, July 3, 1996 and July 5, 1996 and filed with the Commission pursuant to Rule 424(b) on July 15, 1996 and as further amended and filed under Rule 424(b) at the time of the filing of the Prospectus Supplement; "Prospectus Supplement" means each prospectus supplement accompanying the Base Prospectus in connection with the offer and sale of the Notes, or amendments or supplements thereto; the Base Prospectus and Prospectus Supplement include any prospectus filed with the Commission by the Company pursuant to Rule 424(a) or Rule 424(b) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the Prospectus (as defined below) filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and "Prospectus" means the final Base Prospectus and Prospectus Supplement, as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Prospectus Supplement or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Prospectus Supplement or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Prospectus Supplement or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Prospectus Supplement or the Prospectus, as the case may be, and incorporated by reference in such Prospectus Supplement or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any report or document filed by or on behalf of the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Prospectus. The Commission has not issued any order preventing or suspending the use of any Base Prospectus, Prospectus Supplement or Prospectus. Unless otherwise noted, all references to properties or assets of the Company include, without limitation, the properties described under the caption "Properties" in Amendment No. 3 to the Company's Registration Statement on Form 10 pursuant to Section 12(g) of the Exchange Act (the "Form 10/A") as filed with and declared effective by the Commission on July 5, 1996 and in the Prospectus Supplement (such properties being sometimes hereinafter referred to collectively as the "Properties").

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          (b)  The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act, the Rules and Regulations and the Trust Indenture Act and the rules and regulations thereunder, and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company or CPHC by or on behalf of the Underwriters specifically for inclusion therein. The Company acknowledges that the statements with respect to the public offering of the Notes set forth on the cover page and back page of, and set forth under the caption "Underwriting" in, the Prospectus constitute the only information relating to the Underwriters furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement. The Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations thereunder, provided, however, that no representation or warranty is made as to information contained in or omitted from that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of Form T-1 under the Trust Indenture Act of the Trustee under the Indenture.

          (c) The documents incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, when read together with the Prospectus, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, or any further amendment or supplement thereto, and the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) The Second Amended and Restated Agreement of Limited Partnership of the Company (the "Agreement of Limited Partnership") has been duly and validly authorized, executed and delivered by CPHC and by the limited partners of the

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     Company, including Colonial, and is a valid and binding agreement of CPHC enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The Company has been duly formed, is validly existing and is in good standing under the laws of the State of Delaware, has the requisite power and authority to own, lease and operate its Properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

          (e) CPHC has been duly incorporated and is validly existing as a corporation in good standing under the laws of Alabama, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction (as indicated on Schedule III hereto) in which its ownership or lease of property or the conduct of its business requires such qualification and where the failure to be so qualified would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or CPHC, and has the requisite power and authority necessary to own or hold its properties and to conduct the business in which it is engaged.

          (f) The only subsidiary (as defined in Rule 405 of the Rules and Regulations) of the Company is Colonial Properties Services Limited Partnership, a Delaware limited partnership (the "Subsidiary"). The Subsidiary has been duly organized, is validly existing and is in good standing as a partnership under the laws of Delaware, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction (as indicated on Schedule III hereto) in which the business conducted by the Subsidiary requires such qualification and where the failure to be so qualified would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or CPHC, and has the requisite partnership power and authority necessary to hold its properties and conduct the business in which it is engaged.

          (g) All of the issued shares of capital stock of CPHC have been duly and validly authorized and issued and are fully paid and non-assessable and, except as set forth in the Prospectus, are owned directly or indirectly by Colonial, free and clear of all liens, encumbrances, equities or claims; all of the partnership interests of the Company and the Subsidiary have been duly and validly authorized and issued, are fully paid and, to the extent that such interests are owned by CPHC, are owned by

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     CPHC free and clear of all liens, encumbrances, equities or claims. The partnership interests of the Company conform in all material respects to the description thereof contained in the Company's Form 10/A.

          (h) The Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered against payment as contemplated hereby and by the Indenture shall be validly issued and outstanding, and shall constitute valid and binding obligations on the part of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          (i) The Indenture has been duly authorized, and when duly executed and delivered by the Company (assuming due execution and delivery by the Trustee), shall constitute a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); the Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus; and the Notes will be entitled to the benefits provided by the Indenture.

          (j) This Agreement has been duly authorized, executed and delivered by the Company and CPHC and constitutes the valid and binding agreement of the Company and CPHC, enforceable against the Company and CPHC in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); the execution, delivery and performance of this Agreement by the Company and CPHC, the execution, delivery and performance of the Indenture by the Company and the consummation of the transactions contemplated herein and therein and the issuance and delivery of the Notes were duly authorized by all necessary corporate or partnership action, as the case may be, and did not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties or any other properties or assets of the Company, CPHC or the Subsidiary pursuant to any indenture, mortgage, deed or trust, loan agreement or other agreement or instrument to which the Company, CPHC or the

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     Subsidiary is a party or by which the Company, CPHC or the Subsidiary is bound or to which any of the property or assets of the Company, CPHC or the Subsidiary is subject, except in any case where such conflict, breach, violation or default would not result in a material adverse effect, nor did or will such actions result in any violation of the provisions of the charter, bylaws or partnership agreement of the Company, CPHC or the Subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, CPHC or the Subsidiary or any of their properties or assets; and except for the registration of the Notes under the Securities Act and the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Notes by the Underwriters, which have already been obtained or made or will be obtained or made prior to closing or which the failure to obtain would not result in a material adverse effect, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body was or is required for the execution, delivery and performance of this Agreement or the Indenture by the Company, the consummation of the transactions contemplated herein and therein, and the issuance and delivery of the Notes.

          (k) No event has occurred and is continuing that, had the Notes been issued, would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an Event of Default (as defined in the Indenture) under the Indenture.

          (l) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and/or CPHC, on the one hand, and any person, on the other, granting such person the right to require the Company, CPHC or the Subsidiary to file a registration statement under the Securities Act with respect to any securities of the Company, CPHC or the Subsidiary owned or to be owned by such person or to require the Company or CPHC to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or CPHC under the Securities Act.

          (m) Since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement or the Prospectus, and except as set forth in the Prospectus, (i) there has been no material adverse change in the financial condition, results of operation, business affairs or business prospects of the Company, CPHC or the Subsidiary, or any entity that owns any of the Properties, whether or not arising in the ordinary course of business, (ii) no material casualty, loss or material condemnation or other material adverse event with respect to any Property has occurred, (iii) there have been no transactions or acquisitions entered into by the

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     Company, CPHC or the Subsidiary, other than those in the ordinary course of business, which are material with respect to such entity, (iv) there has been no dividend or distribution of any kind declared, paid or made by CPHC on any class of its capital stock or by the Company with respect to its partnership interests, and (v) there has been no change in the capital stock of CPHC or the partnership interests of the Company, or any material increase in the indebtedness of the Company, CPHC or the Subsidiary.

          (n) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise stated therein) and comply with the applicable accounting requirements of the Securities Act (including, without limitation, Rule 3-14 of Regulation S-X promulgated by the Commission), and all adjustments necessary for a fair presentation of the results for such periods have been made; the pro forma financial information included or incorporated by reference in the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act, the Rules and Regulations and AICPA guidelines with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for respective periods specified and the assumptions on which such pro forma financial statements have been prepared are reasonable and are set forth in the notes thereto.

          (o) Coopers & Lybrand L.L.P., who have certified certain financial statements of the Company and whose reports appear in the Prospectus or are incorporated by reference therein and who have delivered the initial letter referred to in Section 7(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations, and were independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported; and there have been no disagreements with any accountants or "reportable events" (as defined in Item 304 of Regulation S-K promulgated by the Commission), in either case as required to be disclosed in the Prospectus or elsewhere pursuant to such Item 304.

          (p) The Company and the Subsidiary each have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be

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     made of such property by the Company or the Subsidiary; and any real property and buildings held under lease by the Company are held by the Company under valid, subsisting and enforceable leases in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company.

          (q) The Company and the Subsidiary carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of the Properties and is customary for companies engaged in similar industries.

          (r) The Company and the Subsidiary own, possess or can acquire on reasonable terms adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and do not believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

          (s) The mortgages and deeds of trust encumbering the Properties are not convertible to equity interests; except as disclosed on Schedule IV hereto, the mortgagees and beneficiaries thereof do not directly or indirectly receive any interest based on the revenues or profits derived from the Properties or hold any other participating interest therein; and such mortgages and deeds of trust are not cross-defaulted with the obligations of any party other than the Company or the Subsidiary and do not require as collateral any property not owned or to be owned directly or indirectly by the Company or the Subsidiary.

          (t) The current and intended use and occupancy of each of the Properties, and all improvements constituting a part thereof, comply with all applicable building and other codes and zoning laws and regulations, except for such failures to comply which would not, in the aggregate, have a material adverse effect on the financial condition, the results of operations or the business of the Company or the Subsidiary. There is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, operation of, improvements on, construction on, or access to the Properties, except such proceedings or actions that would not have a material adverse effect on the financial condition, the results of operations or the business of the Company or the Subsidiary. Each of the Properties is in compliance with all licenses, permits, certificates, franchises and other governmental authorizations or permits necessary to the ownership by the Company, of its property and the conduct of its business except for such failures to comply which would not, in the aggregate, have a material adverse

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     effect on the financial condition, the results of operations or the business of the Company or the Subsidiary. To the extent that any of the Properties is subject to restrictive covenants of record, such Property is in compliance with such restrictive covenants in all material respects. All water district assessments, property owner association assessments, annual maintenance charges, and all other special assessments, charges and fees of a similar nature due and payable prior to the date hereof have been fully paid. Except as disclosed in the Prospectus, no tenant under any material lease has an option or right of first refusal or similar right to purchase the premises leased thereunder or any right to extend such lease or reduce the rent payable thereunder. Each Property is served by all utilities necessary for its use and operation as currently used and fronts on a public road or right of way.

          (u) Except as set forth in the Prospectus, there are no legal or governmental actions, suits or proceedings pending to which the Company, CPHC or the Subsidiary is a party or of which any property, assets or business of the Company, CPHC or the Subsidiary is subject which, if determined adversely to the Company, CPHC or the Subsidiary, might reasonably be expected to have a material adverse effect on the financial condition, the results of operations or the business of the Company, CPHC or the Subsidiary; and to the best knowledge of the Company, CPHC or the Subsidiary, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; all pending legal or governmental proceedings to which the Company, CPHC or the Subsidiary is a party or of which any property or assets of the Company, CPHC or the Subsidiary is subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, CPHC or the Subsidiary.

          (v) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

          (w) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated by reference therein.

          (x) No relationship, direct or indirect, exists between or among the Company, on the one hand, and CPHC, CPHC's directors or officers, and customers or suppliers of the Company, on the other hand, which is required to be described in the Prospectus and is not so described.

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          (y)  No labor disturbance by the employees of the Company, CPHC or the
     Subsidiary exists or, to the knowledge of the Company or CPHC, is imminent which might be expected to have a material adverse effect on the financial condition, results of operations or business of the Company, CPHC or the Subsidiary.

          (z) The Company and CPHC are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or CPHC would have any liability; the Company or CPHC have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or CPHC would have any liability that is intended to be qualified under
     Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (aa) The Company and CPHC have each filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company, CPHC or the Subsidiary, which has had (nor does the Company or CPHC have any knowledge of any tax deficiency which, if determined adversely to the Company or CPHC might have) a material adverse effect on the financial condition, results of operations or business of the Company, CPHC or the Subsidiary.

          (bb) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, neither the Company, CPHC nor the Subsidiary has (i) issued or granted any securities, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend or distribution on its capital stock or partnership interests, as the case may be.

          (cc) The Company and CPHC (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of their financial statements and to maintain accountability for their assets, (C) access to their assets is permitted only in accordance with management's authorization and (D) the reported accountability for their assets is compared with existing assets at reasonable intervals.

          (dd) Neither the Company, CPHC nor the Subsidiary is (i) in violation of its respective partnership agreement, charter, bylaws or other similar document, (ii) in default in any material respect, and no event has or will have occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject and where such default would have a material adverse effect on the Company, CPHC or the Subsidiary or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, or has or will have failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business and where such violation or failure would have a material adverse effect on the Company, CPHC or the Subsidiary.

          (ee) Each partnership agreement to which the Company or the Subsidiary is a party has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The execution, delivery and performance of any of such agreements did not, at the time of execution and delivery, and does not constitute a breach of, or a default under, the partnership agreement of the Company or the Subsidiary or any material contract, lease or other instrument to which the Company is a party or to which any of its property may be bound or any law, administrative regulation or administrative or court decree.

          (ff) Except as disclosed in the Prospectus or the Company's Form 10/A, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company, CPHC or the Subsidiary or, to the Company's knowledge, any of their respective predecessors in interests at, upon or from any of the Properties or any of the properties now or previously owned or leased by the Company, CPHC, the Subsidiary or any of their respective predecessors in interest in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, or which would require remedial action, damages or the modification or cessation of any activity of the Company, CPHC or the Subsidiary under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation, remedial action, damages, modification or cessation that will not result in, singularly or in the aggregate with all such violations, remedial actions, damages, modifications or cessations, a material adverse effect on the financial condition, general affairs or results of operations of the Company, CPHC or the Subsidiary; there has been no material spill, discharge, leak, emission, injection, escape, dumping, migration or release of any kind onto such properties or into the environment surrounding such properties of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company, CPHC or the Subsidiary with respect to which the Company, CPHC or the Subsidiary has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping, migration or release that would not result in or would not be reasonably likely to result in, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings, migrations and releases, a material adverse effect on the financial condition or results of operations of the Company, CPHC or the Subsidiary; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (gg) Neither the Company, CPHC nor the Subsidiary, is or, after giving effect to the issuance of the Notes and the application of the proceeds therefrom, shall be, an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          (hh) The Company is classified as a partnership (and is not taxed as a corporation) for federal income tax purposes. Colonial is organized and operates, and will continue to operate, in a manner so as to qualify as a "real estate investment trust" ("REIT") under Sections 856 through 860 of the Code. Colonial's present and contemplated method of operation does and will enable it to meet the requirements for taxation as a REIT and Colonial has elected to be taxed as a REIT under the Code.

          (ii) Neither the Company, CPHC nor the Subsidiary, nor any of their respective directors, officers or controlling persons has taken, or will take, directly or indirectly, any action prohibited by Rule 10b-6 under the Exchange Act.

          (jj) Neither the Company, CPHC nor the Subsidiary does any business with any person or affiliate located in Cuba within the meaning of Florida Rule 3E-900.001.

     2. Purchase of the Notes by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the several Underwriters, and each of the Underwriters, jointly and severally, agrees to purchase from the Company, the respective principal amount of Notes set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in Schedule I hereto plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

     3. Offering of Notes by the Underwriters. Upon authorization of the Underwriters of the release of the Notes, the several Underwriters propose to offer the Notes for sale upon the terms and conditions set forth in the Prospectus.

     4. Delivery of and Payment for the Notes. Delivery of and payment for the Notes shall be made at such place as shall be determined by agreement between the Underwriters and the Company at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or on such other date as shall be determined by agreement between the Underwriters and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Notes to the Underwriters against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds or by wire transfer of same-day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Notes shall be registered in such names and in such denominations as the Underwriters shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Notes, the Company shall make the certificates representing the Notes available for inspection by the Underwriters in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

     5. Further Agreements of the Company and CPHC. The Company and CPHC, jointly and severally, agree:

          (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Delivery Date except as permitted herein; to advise the Underwriters promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file on a timely basis all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes; to advise the Underwriters, promptly after receiving notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus Supplement or the Prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus Supplement or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

          (b) To furnish promptly to each of the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

          (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (ii) each Prospectus Supplement, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Notes and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary, in the opinion of counsel to the Underwriters during such same period, to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriters and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as such Underwriter may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a Prospectus in connection with sales of any of the Notes at any time nine months or more after the Effective Time, upon the request of such Underwriter and at its own expense, to prepare and deliver to such Underwriter as many copies as such Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company, CPHC or the Underwriters, be required by the Securities Act or requested by the Commission.

          (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing.

          (f) As soon as practicable after the Effective Date, but in any event not later than 45 days after the end of the Company's fiscal quarter in which the first anniversary date of the Effective Date occurs, to make generally available to the Company's security holders and to deliver to the Underwriters an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

          (g) For a period of five years following the Effective Date, to furnish to the Underwriters copies of all reports and financial statements furnished by the Company or CPHC to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

          (h) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes, provided, however, that in connection therewith, the Company shall not be obligated to qualify as a foreign partnership or execute a general consent to service of process in any such jurisdiction.

          (i) Not to, on or prior to the Closing Date, offer for sale, sell, distribute, contract to sell or otherwise dispose of, directly or indirectly, any debt securities of the Company or to sell or grant options, rights or warrants with respect to any debt securities of the Company, without the prior written consent of Lehman Brothers Inc.

          (j) To apply the net proceeds from the sale of the Notes being sold by the Company as set forth in the Prospectus.

          (k) To take such steps as shall be necessary to ensure that, after giving effect to the issuance of the Notes and the application of the proceeds therefrom, neither the Company, CPHC nor the Subsidiary shall become an "investment company" or an entity "controlled" by an "investment company" as such terms are defined under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          (l)  To comply with all of the provisions of Florida H.B. 1771,
     Section 1, (P)17,130 of the Florida Securities and Investors Act, and all regulations thereunder relating to issuers doing business with Cuba.

     6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Prospectus Supplement, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the cost of reproducing and distributing this Agreement; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Notes; (f) any applicable listing or other fees; (g) any applicable fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in
Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the fees paid to rating agencies in connection with the rating of the Notes; and (i) all other costs and expenses incident to the performance of the obligations of the Company and CPHC under this Agreement; provided, however, that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Notes which they may sell and the expenses of advertising any offering of the Notes made by the Underwriters.

     7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company and CPHC contained herein, to the performance by the Company and CPHC of their obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) No Underwriter shall have been advised by the Company or CPHC or shall have discovered and disclosed to the Company or CPHC that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Goodwin, Procter & Hoar LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate and partnership proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Notes, the Registration Statement and the Prospectus, and all other legal matters and agreements relating to this Agreement, the Indenture, the Notes, the Registration Statement and the Prospectus and the transactions contemplated hereby and thereby shall be satisfactory in all respects to counsel for the Underwriters, and the Company and CPHC shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Hogan & Hartson L.L.P. shall have furnished to the Underwriters its written opinion, as counsel to the Company and CPHC addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) The Company, CPHC and the Subsidiary, have been duly incorporated or formed, as the case may be, and are validly existing and are in good standing as partnerships or corporations, as the case may be (as indicated on Schedule III), under the laws of their respective jurisdictions of incorporation or organization (as indicated on Schedule III); the Company, CPHC and the Subsidiary are duly qualified to do business and are in good standing as foreign corporations or limited partnerships, as the case may be, in each jurisdiction (as indicated on Schedule III) in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged and where the failure to be so qualified would have a material adverse effect on the Company, CPHC or the Subsidiary; provided, however, that this opinion shall not apply with respect to any states in which the Company, CPHC or the Subsidiary are required to be qualified to do business solely as a result of the sale of securities of the Company, CPHC or the Subsidiary.

               (ii) All of the issued shares of capital stock of CPHC have been duly and validly authorized and issued and are fully paid, non-assessable and, except as set forth in the Prospectus, are owned directly or indirectly by Colonial, free and clear of all liens, encumbrances, equities or claims; all of the partnership interests of the Company and the Subsidiary have been duly and validly authorized and issued, are fully paid and, to the extent that such interests are owned by CPHC, are owned by CPHC free and clear of all liens, encumbrances, equities or claims.

               (iii) Except as set forth in the Prospectus, to the knowledge of such counsel there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the transfer of the Notes pursuant to the Company's certificate of limited partnership, the partnership agreement, as amended, or any agreement or other instrument to which the Company is a party.

               (iv) The Registration Statement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 to the Registration Statement and each post-effective amendment thereto was declared effective under the Securities Act and the Indenture was duly qualified under the Trust Indenture Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations on the date specified in such opinion, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

               (v) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and other financial and statistical information and data included therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

               (vi) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the Delivery Date (other than the financial statements and supporting schedules and other financial and statistical information and data included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act, the Rules and Regulations and the Trust Indenture Act and the rules and regulations thereunder, and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations thereunder.

               (vii) The Company is classified as a partnership (and is not taxed as a corporation) for federal income tax purposes.

               (viii)The statements contained in the Prospectus under the captions "Description of Debt Securities" and "Description of the Notes," insofar as they constitute summaries of legal matters, documents or proceedings, constitute a fair summary thereof and the opinion of such counsel filed as Exhibit 5 to the

          Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

               (ix) This Agreement has been duly authorized, executed and delivered by the Company and CPHC.

               (x) The Indenture has been duly authorized, executed and delivered by the Company and (assuming due execution and delivery by the Trustee) constitutes a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); the Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus.

               (xi) The Notes have been duly authorized, executed, issued and delivered by the Company, and constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent enforcement thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (xii) The issuance and delivery of the Notes by the Company and the compliance by the Company and CPHC with all of the provisions of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate or partnership action, as the case may be, and did not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties or assets of the Company, CPHC or the Subsidiary pursuant to any of exhibits 10.1 through 10.8 to the Company's Form 10/A, nor did or will such actions result in any violation of the provisions of the charter, bylaws or partnership agreement of the Company, CPHC or the Subsidiary or any statute or any federal or State of Delaware order, rule or regulation of any court or any federal or State of Delaware governmental agency or body having jurisdiction over the Company, CPHC or the Subsidiary or any of the Properties. Except for the registration of the Notes under the Securities Act and the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the

          Exchange Act and applicable state or foreign securities laws (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Notes by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body was or is required for the execution, delivery and performance of this Agreement or the Indenture by the Company and the consummation of the transactions contemplated herein or therein, and the issuance and delivery of the Notes.

               (xiii)Except as described in the Prospectus, to such counsel's knowledge, there are no contracts, agreements or understandings between the Company and/or CPHC, on the one hand, and any person, on the other, granting such person the right to require the Company, CPHC or the Subsidiary to file a registration statement under the Securities Act with respect to any securities of the Company, CPHC or the Subsidiary owned or to be owned by such person or to require the Company or CPHC to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or CPHC under the Securities Act.

               (xiv) Neither the Company, CPHC nor the Subsidiary is or, after giving effect to the issuance of the Notes and the application of the proceeds therefrom, shall be, an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          Counsel to the Company shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that during the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers, employees and other representatives of the Company, affiliated entities and representatives of the independent public accountants and the Underwriters and based on the foregoing, no facts have come to the attention of such counsel which caused it to believe that (x) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of the Delivery Date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to such Delivery Date, as of such Delivery Date, contained, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need not comment with respect to financial statements or other financial or statistical data or opinions of other counsel contained in the Registration Statement or Prospectus or the Statement of Eligibility on Form T-1 of the Trustee).

          (e) Goodwin, Procter & Hoar LLP shall have furnished to the Underwriters its written opinion, as counsel to the Underwriters, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters. Goodwin, Procter & Hoar LLP shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that no facts have come to the attention of such counsel which lead it to believe that the Prospectus, as of the Delivery Date and at the time such Prospectus was issued, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need not comment with respect to financial statements or other financial or statistical data or opinions of other counsel contained in the Registration Statement or Prospectus or the Statement of Eligibility of Form T-1 of the Trustee).

          (f) With respect to the letter of Coopers & Lybrand L.L.P. delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Underwriters a letter (the "bring-down letter") of such accountants addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the

     Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated by reference in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (g) The Company and CPHC shall have furnished to the Underwriters a certificate, dated the Delivery Date, of CPHC as general partner of the Company and of the President or a Vice President and the chief financial officer of CPHC, stating that:

               (i) The representations, warranties and agreements of the Company and CPHC in Section 1 are true and correct as of the Delivery Date; the Company and CPHC have complied with all their agreements contained herein; and the conditions set forth in Sections 7(a) and 7(h) have been fulfilled.

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

               (iii) All filings required by Rule 424(b) of the Rules and Regulations have been made and all filings required under the Exchange Act have been made in a timely manner.

               (iv) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) since the Effective Date, no event has occurred which should have been set forth in, but was omitted from, a supplement or amendment to the Registration Statement or the Prospectus or filing under the Exchange Act incorporated by reference in the Prospectus.

          (h)(i)Neither the Company, CPHC nor the Subsidiary shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood, earthquake or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, (ii) since such date there shall not have been any change in the capital stock, partnership interests or long-term debt of the Company, CPHC or the Subsidiary, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial condition, results of operations and business of the Company, CPHC or the Subsidiary, otherwise than as set forth or contemplated in the Prospectus, or (iii) trading in the common stock of Colonial has not been suspended by the Commission or the New York Stock Exchange, the effect of which, in any such case described in clause
     (i), (ii) or (iii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or
     (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as, in the case of clauses (i) through (iv), to make it, in the judgment of a majority in interest of the several Underwriters, impractical or inadvisable to proceed with the public offering or delivery of the Notes being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (j) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (k) Sirote & Permutt P.C. shall have furnished to the Underwriters their written opinion, as special real estate counsel to the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) the issuance and sale of the Notes being delivered on the Delivery Date by the Company and the compliance by the Company and CPHC with all the provisions of this Agreement and the consummation of the transactions contemplated hereby did not and will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties or any other properties or assets of the Company or the Subsidiary pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary is bound or to which any of the Properties is subject; and

               (ii) such counsel has reviewed certain portions of the Registration Statement and Prospectus at the direction of the Underwriters and such counsel has participated in conferences with officers, employees and other representatives of the Company and affiliated entities and has represented the Company and affiliated entities in connection with the acquisition and financing of certain properties described in the Registration Statement and Prospectus, and based on the foregoing, no facts have come to the attention of such counsel which caused it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of the Delivery Date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, not misleading (provided that such counsel need not comment with respect to financial statements or other financial or statistical data or opinions of other counsel contained in the Registration Statement or Prospectus).

     All opinions and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters. The Company shall furnish to you conformed copies of such opinions, certificates, letters and other documents in such number as you shall reasonably request. If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, the Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Delivery Date, by you. Any such cancellation shall be without liability of the Underwriters to the Company or CPHC. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

     8.   Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Notes) to which that Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus Supplement, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Prospectus Supplement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, CPHC, each of CPHC's directors, each of CPHC's officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, CPHC or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus Supplement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company, CPHC and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, CPHC or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, CPHC or any such director, officer or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ counsel to represent jointly the Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of the Underwriters, it is advisable for the Underwriters and those controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnifying party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Notes or
     (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Notes purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. Notwithstanding the provisions of this
     Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribute from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Underwriters severally confirm that the statements with respect to the public offering of the Notes set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

     9. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the principal amount of Notes which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the principal amount of the Notes set opposite the name of each remaining non-defaulting Underwriter in Schedule II hereto bears to the aggregate principal amount of the Notes set opposite the names of all the remaining non-defaulting Underwriters in
Schedule II hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Notes on the Delivery Date if the principal amount of the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the aggregate principal amount of the Notes to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of the Notes which it agreed to purchase on the Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the non-defaulting Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the remaining Underwriters do not elect to purchase the principal amount of the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company or CPHC, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6, 8 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule II hereto who, pursuant to this Section 9, purchases Notes which a defaulting Underwriter agreed but failed to purchase.

     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other Underwriters are obligated or agree to purchase the Notes of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

     10. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(h) or 7(i) shall have occurred or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

     11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Notes for delivery to the Underwriters for any reason permitted under this Agreement or (b) the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10), the Company or CPHC shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company or CPHC shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, neither the Company nor CPHC shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

     12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285, Attention: Syndicate Registration Department (FAX: 212-528-8822);

          (b) if to the Company or CPHC, shall be delivered or sent by mail, telex or facsimile transmission to the Company at Energen Plaza, 2101 6th Avenue North, Suite 750, Birmingham, Alabama 35203, Attention: Chief Financial Officer (FAX: 205-250-8890).

     Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and CPHC shall be entitled to act and rely upon any statement, request, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

     13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and CPHC. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and CPHC contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the Company, CPHC, the directors of CPHC, officers of CPHC who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     14. Survival. The respective indemnities, representations, warranties and agreements of the Company, CPHC and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     15. Definition of the Terms "business day" and "subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and, when used in reference to subsidiaries of the Company, includes the entities listed on Schedule III.

     16. Governing Law. This Agreement shall be governed and construed in accordance with the laws of New York.

     17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.



              *            *          *           *            *

     If the foregoing correctly sets forth the agreement among the Company, CPHC and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,

                                    COLONIAL REALTY LIMITED
                                      PARTNERSHIP

                                    By:  Colonial Properties Holding
                                         Company, Inc., its General Partner


                                    By:  /s/ Douglas B. Nunnelley
                                       -------------------------------
                                       Douglas B. Nunnelley
                                        Senior Vice President and
                                        Chief Financial Officer



                                    COLONIAL PROPERTIES HOLDING
                                      COMPANY, INC.


                                    By:  /s/ Douglas B. Nunnelley
                                       -------------------------------
                                       Douglas B. Nunnelley
                                        Senior Vice President and
                                        Chief Financial Officer


Accepted:

LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
DEAN WITTER REYNOLDS INC.

By:  LEHMAN BROTHERS INC.


By:  /s/ Michael W. Reid
   -----------------------------
   Michael W. Reid
   Senior Vice President

                                   SCHEDULE I

7.50% Senior Notes Due 2001
- ---------------------------

   Principal Amount:                   $65,000,000.00
   Coupon:                             7.50%
   Settlement Date:                    July 22, 1996

   Price to Public:                    99.756%
   Price to Public:                    $64,841,400.00

   Underwriting Discount:              0.625%
   Underwriting Discount:              $406,250.00

   Price to Underwriter:               99.131%
   Proceeds to the Company:            $64,435,150.00

   Maturity Date:                      July 15, 2001

8.05% Senior Notes Due 2006
- ---------------------------

   Principal Amount:                   $65,000,000.00
   Coupon:                             8.05%
   Settlement Date:                    July 22, 1996

   Price to Public:                    99.537%
   Price to Public:                    $64,699,050.00

   Underwriting Discount:              0.675%
   Underwriting Discount:              $438,750.00

   Price to Underwriter:               98.862%
   Proceeds to the Company:            $64,260,300.00

   Maturity Date:                      July 15, 2006

2001 Notes and 2006 Notes
- -------------------------

   Total Price to Public:              $129,540,450.00
   Total Underwriting Discount:        $845,000.00
   Total Proceeds to the Company:      $128,695,450.00

                                  SCHEDULE II

                                                    Principal       Principal
                                                    Amount of       Amount of
Underwriters                                        2001 Notes      2006 Notes
                                                    ----------      ----------

Lehman Brothers Inc. ...........................  $35,750,000.00  $35,750,000.00
Merrill Lynch, Pierce, Fenner & Smith
 Incorporated...................................   22,750,000.00   22,750,000.00
Dean Witter Reynolds Inc. ......................    6,500,000.00    6,500,000.00
                                                    ------------    ------------

   Total........................................  $65,000,000.00  $65,000,000.00
                                                   =============   =============

                                  SCHEDULE III

                                                Jurisdiction of  Jurisdiction of
                              Type of Entity      Organization    Qualification
                              --------------      ------------    -------------
1.  Colonial Realty Limited  Limited Partnership  Delaware         Alabama
     Partnership (the
     "Company")                                                    Georgia
                                                                   Florida

2.  Colonial Properties      Corporation          Alabama          Georgia
     Holding Company, Inc.                                         Florida
     ("CPHC")

3.  Colonial Properties      Limited Partnership  Delaware         Alabama
     Services Limited                                              Georgia
     Partnership (the
     "Subsidiary")                                                 Florida

                                  SCHEDULE IV

                            PARTICIPATING MORTGAGES
                            -----------------------